UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Advaxis, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As noted on the cover page of this Current Report on Form 8-K, the registrant filing this report changed its name on January 19, 2023 from Advaxis, Inc. to Ayala Pharmaceuticals, Inc. We refer to the registrant herein as “New Ayala” or the “Registrant”.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger with Ayala Pharmaceuticals, Inc.

On October 18, 2022, the Registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Registrant, Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.), a Delaware corporation (“Old Ayala”), and Doe Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Advaxis. On January 19, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into Old Ayala, with Old Ayala continuing as the surviving company and a wholly-owned subsidiary of the Registrant (the “Merger”).

The Merger Agreement and additional information on the details of the Merger may be found in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by the Registrant on October 19, 2022.

At the effective time of the Merger (the “Effective Time”), (i) each share of the common stock, par value $0.01 per share, of Old Ayala (the “Old Ayala Common Stock”) issued and outstanding immediately prior to the Merger was automatically converted into the right to receive 0.1874 shares (the “Exchange Ratio”) of the common stock, par value $0.001 per share, of the Registrant (the “New Ayala Common Stock”), (ii) each outstanding option to purchase shares of the Old Ayala Common Stock (each, an “Old Ayala Option”) was substituted and converted automatically into an option (each, an “New Ayala Replacement Option”) to purchase the number of shares of New Ayala Common Stock equal to the product obtained by multiplying (a) the number of shares of Old Ayala Common Stock subject to such Old Ayala Option immediately prior to the effective time of the Merger, by (b) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, with each such New Ayala Replacement Option to have an exercise price per share of New Ayala Common Stock equal to (x) the per share exercise price for the shares of Old Ayala Common Stock subject to the corresponding Old Ayala Option immediately prior to the effective time of the Merger, divided by (y) the Exchange Ratio, rounded up to the nearest whole cent, and (iii) each restricted stock unit of Old Ayala (each, an “Old Ayala RSU”) outstanding immediately prior to the effective time of the Merger, whether or not vested or issuable, was substituted and converted automatically into a restricted stock unit award of New Ayala with respect to a number of shares of New Ayala Common Stock equal to the product obtained by multiplying (a) the total number of shares of Old Ayala Common Stock subject to such Old Ayala RSU immediately prior to the effective time of the Merger by (b) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share.

The issuance of New Ayala Common Stock in connection with the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to The Registrant’s registration statement on Form S-4 (Registration No. 333-268586) declared effective by the SEC on December 12, 2022 (the “Registration Statement”). The proxy statement/prospectus in the Registration Statement contains additional information about the Merger.

As a result of the consummation of the Merger, Old Ayala, the surviving entity in the Merger, became a wholly-owned subsidiary of the Registrant. For accounting purposes, the Merger was treated as a “reverse acquisition” and Old Ayala was considered the accounting acquirer. Accordingly, Old Ayala will be reflected as the predecessor and acquirer in the financial statements of the Registrant (the legal acquirer) for periods ending after December 31, 2022. The Registrant’s historical financial condition and results of operations shown for comparative purposes in future periodic filings will reflect Old Ayala’s historical results.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on October 19, 2022 with the SEC and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In accordance with the Merger Agreement, immediately prior to the Effective Time, Dr. James Patton and Mr. Richard Berman resigned from the Board of the Registrant. Dr. Patton had been a member of the Nominating and Corporate Governance Committee, Research and Development Committee and the Audit Committee. Mr. Berman had been the chair of the Audit Committee and a member of the Compensation Committee and the Nominating and Corporate Governance Committee. The resignations were not the result of any disagreements with Advaxis relating to the Advaxis’ operations, policies or practices.

Appointment of Directors

In accordance with the Merger Agreement, effective immediately after the Effective Time, the following individuals were appointed to the Board of the Registrant.

Robert Spiegel, M.D., F.A.C.P. Dr. Spiegel had served as a member of Old Ayala’s board of directors from December 2017 until the Effective Time. Since 2012, Dr. Spiegel has served as an Associate Professor at the Weill Cornell Medical School. In addition, Dr. Spiegel has served as a Senior Advisor to Warburg Pincus, a private equity firm, and an Advisor to the Israel Biotech Fund, a venture investment fund since 2010 and 2016, respectively. Prior to these positions, Dr. Spiegel served as Chief Medical Officer of PTC Therapeutics, Inc., a biopharmaceutical company, from March 2011 to April 2016. Prior to his time at PTC Therapeutics, Dr. Spiegel held various management positions at Schering-Plough Corporation, a global healthcare company, including as Chief Medical Officer and Senior Vice President of the Schering-Plough Research Institute, the pharmaceutical research arm of the Schering-Plough Corporation from 1998 to 2009. Dr. Spiegel is currently a member of the board of directors of Geron Corporation and Cyclacel Pharmaceuticals, Inc., biopharmaceutical company, since 2010 and 2018, respectively. Dr. Spiegel has previously served as a member of the board of directors for Sucampo Pharmaceuticals, Inc., a biopharmaceutical company, Edge Therapeutics, Inc., a biotechnology company, Avior Computing Corporation, a privately-held governance risk and compliance process technology company, Talon Therapeutics, Inc., a biopharmaceutical company, Capstone Therapeutics Corp., a biotechnology company, the Cancer Institute of New Jersey and Cancer Care New Jersey. Dr. Spiegel received a B.A. in 1971 from Yale University and an M.D. from the University of Pennsylvania in 1975. Following his residency in internal medicine, Dr. Spiegel completed a fellowship in medical oncology at the National Cancer Institute. We believe that Dr. Spiegel’s extensive medical and scientific knowledge as well as his experience in the life science industry qualifies him to serve on New Ayala’s Board.

Murray A. Goldberg, M.B.A. Mr. Goldberg had served as a member of Old Ayala’s board of directors from December 2017 until the Effective Time. Mr. Goldberg held various management positions at Regeneron Pharmaceuticals, Inc., a biopharmaceutical company, from March 1995 to March 2015, including as Senior Vice President of Administration and Assistant Secretary from October 2013 to March 2015, as Chief Financial Officer and Senior Vice President, Finance and Administration and Assistant Secretary from March 1995 to October 2013 and as Treasurer from March 1995 to October 2012. Mr. Goldberg previously served on the boards of directors of Aerie Pharmaceuticals Inc., a biopharmaceutical company, from August 2013 to June 2020, where he also served as the chairman of its audit committee, and Teva Pharmaceuticals Industries Ltd. from July 2017 to June 2020. Mr. Goldberg received a B.S. in Engineering from New York University, a Master’s degree in International Economics from the London School of Economics and an M.B.A. from the University of Chicago. We believe that Mr. Goldberg is qualified to serve on New Ayala’s Board because of his broad financial, operational and transactional experience in the industry.

Vered Bisker-Leib, Ph.D., M.B.A. Dr. Bisker-Leib had served as a member of Old Ayala’s board of directors from August 2020 until the Effective Time. Dr. Bisker-Leib is the President and Chief Operating Officer of Compass Therapeutics, Inc. where she has been a member of the executive leadership team since November 2017. Prior to Compass, Dr. Bisker-Leib advised Atlas Ventures portfolio companies as an entrepreneur-in-residence from November 2016 to November 2017. Previously, as the Chief Business Officer of Cydan Development, Inc. from October 2014 to October 2016, Dr. Bisker-Leib founded biotech companies focused on therapies addressing rare diseases, including Imara Inc. Dr. Bisker-Leib was a member of BMS’ strategic transactions group where she assumed roles of increasing responsibility across five therapeutic areas, most recently as an Executive Director and Global Head of business development for the cardiovascular and metabolic franchises. Dr. Bisker-Leib received a Ph.D. in Chemical Engineering and an M.B.A. from the University of Massachusetts, Amherst. Dr. Bisker-Leib has a B.Sc. in Chemical Engineering from the Israel Institute of Technology, Haifa. We believe that Dr. Bisker-Leib’s extensive experience in the life-science industry qualifies her to serve on New Ayala’s Board.

Board Committees

Audit Committee

In connection with the closing of the Merger, New Ayala’s Board is expected to select Mr. Goldberg, Dr. Bisker-Leib and Roni Appel to serve as members of the audit committee. To qualify as independent to serve on the Registrant’s audit committee, applicable SEC rules and listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”) require that a director not accept any consulting, advisory or other compensatory fee from the Registrant or Old Ayala, other than for service as a director, or be an affiliated person of the Registrant or Old Ayala. The composition of the audit committee will comply with the applicable requirements of the rules and regulations of Nasdaq and the SEC.

Compensation Committee

In connection with the closing of the Merger, New Ayala’s Board is expected to select members of the compensation committee. Each member of the Registrant’s compensation committee is expected to be a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and independent within the meaning of the independent director guidelines of Nasdaq. Following the completion of the Merger, the composition of the compensation committee will comply with the applicable requirements of the rules and regulations of Nasdaq.

Nominating and Corporate Governance Committee

In connection with the closing of the Merger, New Ayala’s Board is expected to select members of the nominating and corporate governance committee. Each member of the Registrant’s nominating and corporate governance committee is expected to be a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and independent within the meaning of the independent director guidelines of Nasdaq. Following the completion of the Merger, the composition of the nominating and corporate governance committee will comply with the applicable requirements of the rules and regulations of Nasdaq.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

On January 19, 2023, following the consummation of the Merger, the Registrant filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware changing the corporate name of the Registrant to “Ayala Pharmaceuticals, Inc.” as approved by the Registrant’s stockholders.

Forward Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the transaction involving Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.) and Ayala Pharmaceuticals, Inc. (f/k/a Advaxis, Inc.) (“New Ayala”) and the ability to list the common stock of New Ayla on Nasdaq. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) uncertainties as to the ability of New Ayala to meet the requirements to list its common stock on Nasdaq; (ii) the ability of New Ayala to integrate Old Ayala’s business successfully and to achieve anticipated synergies; (iii) the possibility that other anticipated benefits of the transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of New Ayala’s operations, or the anticipated tax treatment of the combination; (iv) potential litigation relating to the transaction that could be instituted against New Ayala or their respective directors; (v) the ability of New Ayala to retain, attract and hire key personnel; (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the transaction; (vii) legislative, regulatory and economic developments; (viii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (ix) such other factors as are set forth in New Ayala’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in New Ayala’s Form 10-K for the fiscal year ended October 31, 2021. Except as required by applicable law, New Ayala undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Registrant intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

The Registrant intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger and Reorganization, by and among the Company, Merger Sub, and Ayala, dated as of October 18, 2022 (incorporated by Reference to Exhibit 2.1 to the Current Report on Form 8-K of the Registrant, filed with the SEC on October 19, 2022).

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Advaxis, Inc.

3.2	Certificate of Merger of Doe Merger Sub with and into Ayala Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2023	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Igor Gitelman
Interim Chief Financial Officer and VP of Finance